Prepaid Expenses and Other Current Assets, Net - Schedule of Prepayments and Other Current Assets, Net (Details) - USD ($) $ in Thousands		Sep. 30, 2025	Dec. 31, 2024
Schedule of Prepayments and Other Current Assets, Net [Abstract]
Advances to suppliers		$ 87,413	$ 65,753
Securities margin	[1]	4,068
Value-added tax (“VAT”) receivables		2,725	2,301
Receivables from third parties	[2]	1,000	1,000
Prepaid financing expense	[3]	382	835
Others		1,155	412
Prepaid expenses and other current assets		96,743	70,301
Allowance for credit losses		(171)	(130)
Prepaid expenses and other current assets, net		$ 96,572	$ 70,171

[1]	On April 21, May 15 and August 12, 2025, Shanghai Cuhong Auto Services Co., Ltd. (“Shanghai Cuhong”), a subsidiary of the Company, provided cash collateral of RMB14.6 million (approximately $2.0 million), RMB7.2 million (approximately $1.0 million) and RMB7.2 million (approximately $1.0 million), respectively, to Beijing Youhu Business Services Co., Ltd. (“Youhu”) under a guarantee agreement. The collateral was intended to secure margin loan obligations of Lu Ruixia, Yang Shuaiqi, Yang Dan and Guo Qingbao with Youhu’s related entities, Tiger Brokers (NZ) Limited and Tiger Brokers (HK) Global Limited. The amount is refundable only when such third-parties have fully satisfied and complied with any additional margin requirements. The Company expects to recover this securities margin by 2026.
[2]	It represented advance to the employees for the Company’s daily operation.
[3]	It represented prepaid financing expense related to issuance of GEM Warrants (See Note 10).